Exhibit 99.2

                  Certification of Principal Financial Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, David B. Baker, Vice President, Chief Financial Officer and Secretary (principal financial officer) of The Middleby Corporation (the "registrant"), certify, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 29, 2002 of the Registrant (the "report"), that:

            (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

            (2) The information contained in the Report fairly represents, in all material aspects, the financial condition and results of operations of the Registrant.


/s/ David B. Baker
--------------------

David B. Baker
August 19, 2002